Exhibit 99.1

Forward-Looking Statement This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) Hudson City Bancorp, Inc.'s "Hudson City" or "HCBK") plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as "may", "believe", "expect", "anticipate", "should", "plan", "estimate", "predict", "continue", "potential", or words of similar meaning. Factors that could cause actual results to differ materially from those expressed in the forward- looking statements are discussed in Hudson City's 2008 Annual Report on Form 10-K and the September 30, 2009 Form 10-Q both filed with the Securities and Exchange Commission and are available at the SEC's Internet site (http://www.sec.gov) or through our Internet site (http://www.hcbk.com). Any or all of the forward-looking statements in this presentation and in any other public statements made by Hudson City may turn out to be wrong. They can be affected by inaccurate assumptions Hudson City might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed, Hudson City does not intend to update any of the forward-looking statements after the date of this presentation or to conform these statements to actual events.

Background Market Cap over $6.8 billion Ranked in the top twenty-five U.S. financial institutions by asset size Largest thrift institution 131 branch offices in the New York, New Jersey & Connecticut financial strength O U R Y E A R T O S H I N E

Simple, Consistent Operating Model Originate and purchase single family mortgage loans A jumbo originator and purchaser Retain all loans originated and purchased Outstanding credit quality Multiple mortgage loan distribution channels Retail (our own agents and extensive branch network) Retail (mortgage brokers and bankers) Wholesale (geographic diversity) Fund lending and investing activities with retail deposits and borrowings Industry-leading operating efficiency ratio of 19.18 (3Q 2009) Effective customer service and attractive pricing Hudson City O U R Y E A R T O S H I N E financial strength O U R Y E A R T O S H I N E $0.08 $0.16 $0.21 $0.32 $0.34 $0.40 $0.48 $0.53 $0.58 $0.90 $0.80 $0.44 $0.45 $0.33 $0.30 $0.27 $0.22 $0.16 $0.11 $0.07 $0.05 $0.01 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q 2009 Diluted Earnings per Share Dividends per Share Split adjusted (2:1 June 2002 and 3.206:1 June 2005) (CAGR) Compounded Annual Growth Rate Earnings and Dividends Growth at December 31 EPS CAGR of 31.80% EPS CAGR of 31.80% Dividend CAGR of 56.48% Dividend CAGR of 56.48%

financial strength O U R Y E A R T O S H I N E $8,519 $9,380 $11,427 $14,145 $17,033 $20,146 $28,075 $35,507 $44,424 $54,145 $58,885 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q 2009 Strong Asset Growth (in millions) (CAGR) Compounded Annual Growth Rate at December 31 CAGR of 21.93% CAGR of 21.93%

Borrowing Philosophy Borrow using reverse repurchase agreement and FHLB advances Existing borrowings primarily have 10-year final maturities with quarterly call options to attempt to partially hedge duration of our long-term mortgage loans New borrowings to date have had fixed maturities of two to three years without call options, intend to use only fixed-maturity borrowings for next two years Modifying current portfolio during this low rate environment to extend maturity and repurchase options by selling only one-time calls to mitigate the bunching of calls financial strength O U R Y E A R T O S H I N E

Securities Investments Liquidity position enhanced by $25.7 billion of securities with total unrealized profit of $776 million as of September 30, 2009 Invest only in government or government-sponsored enterprise mortgage-backed and fixed-income securities No other than temporary impairment charges taken on the portfolio $8.02 billion of these securities are available to be sold or could be used as collateral for borrowings Invest primarily in variable-rate mortgage-backed securities and short-term investment securities with an overall weighted-average duration of 2.26 years Used to offset duration of longer-term mortgage loans financial strength O U R Y E A R T O S H I N E

Investment Portfolio Composition / Strategy financial strength O U R Y E A R T O S H I N E As of September 30, 2009 As of September 30, 2009 As of September 30, 2009 As of September 30, 2009 Amortized Cost Fair Value Gain (Loss) Rate Available for Sale Available for Sale Available for Sale Available for Sale Available for Sale MBS MBS MBS MBS $9,178,720 $9,550,806 $372,086 5.13% Agency Bonds/Equity Agency Bonds/Equity Agency Bonds/Equity Agency Bonds/Equity 2,111,280 2,117,664 6,384 4.72% Total Total 11,290,000 11,668,470 378,470 5.05% Held to Maturity Held to Maturity Held to Maturity Held to Maturity Held to Maturity MBS MBS MBS MBS 10,751,866 11,170,719 418,853 5.20% Agency Bonds/Equity Agency Bonds/Equity Agency Bonds/Equity Agency Bonds/Equity 3,238,044 3,217,143 (20,901) 4.66% Total Total 13,989,910 14,387,862 397,952 5.08% Total Securities Total Securities Total Securities Total Securities Total Securities MBS MBS MBS MBS 19,930,586 20,721,525 790,939 5.17% Agency Bonds/Equity Agency Bonds/Equity Agency Bonds/Equity Agency Bonds/Equity 5,349,324 5,334,807 (14,517) 4.68% Total Total 25,279,910 26,056,332 776,422 5.07% (in thousands)

Mortgage Loans Growth in portfolio primarily through originations and purchases of 1-4 family first mortgages Originated $4.66 billion and purchased $2.45 billion during the first nine months of 2009 Require a minimum of 20% down payment on all mortgages Historically the average down payment on the portfolio at time of origination was 40% and remains so through to the 3Q 2009 financial strength O U R Y E A R T O S H I N E as of September 30, 2009

What We Haven't Done... Subprime Mortgage Option ARM Loans Brokered CDs Participate in TARP (Troubled Asset Relief Program) financial strength O U R Y E A R T O S H I N E financial strength O U R Y E A R T O S H I N E 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q 2009 Other One to Four Family Residential Mortgage Lending Growth (CAGR) Compounded Annual Growth Rate Other includes FHA/VA, Multifamily, Commercial and Other Loans 95.8% 94.6% 94.9% 96.2% 97.3% 97.9% 4.2% 5.4% 5.1% 3.8% 2.7% 2.1% 98.1% 1.9% 2.8% 97.2% $4,306 $4,873 $5,968 $6,971 $8,803 $11,363 $15,062 $19,084 $24,192 2.1% 97.9% 98.4% 1.4% $29,419 at December 31 (in millions) CAGR of 22.49% CAGR of 22.49% 98.6% $31,122 1.6%

Loan Geographic Exposure financial strength O U R Y E A R T O S H I N E as of September 30, 2009 Total NY metro area equals 73% NJ 44% NY 17% CT 12% VA 5% IL 4% MD 4% MA 3% Other 11%

September 30, 2009 September 30, 2009 September 30, 2009 September 30, 2009 Loan Balance # of Accounts % of Total Loans % of Total Assets Non-Performing Loans: Non-Performing Loans: 1-4 Family First Mortgages 1-4 Family First Mortgages 505,183,138 1,284 1.63% Other Loans Other Loans 12,401,907 31 0.03% Total Non-Performing Loans Total Non-Performing Loans 517,585,044 1,315 1.66% 0.90% Total Loans: 1-4 Family First Mortgages 30,703,184,556 30,703,184,556 74,434 98.65% Other Loans 419,145,353 419,145,353 10,928 1.35% Total Loans 31,122,329,909 31,122,329,909 85,362 100.00% 52.9% financial strength O U R Y E A R T O S H I N E financial strength O U R Y E A R T O S H I N E Home Price Index for Major U.S. Markets 20-City Index -11.3% Las Vegas -29.9% Phoenix -25.1% Miami -18.8% San Francisco -12.5% Los Angeles -12.0% August 2008-2009 Source: Standard & Poor's - S&P/Case-Shiller Home Price Index New York Metro (includes North Jersey) -9.6%

hudsoncitysavingsbank.com F I N A N C I A L S T R E N G T H Deposits 12 new branches since January 2008 $7.96 billion added since January 2008 Internet deposits of $183 million since December 2008 $175 million average deposits per branch

Deposit Growth financial strength O U R Y E A R T O S H I N E 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q 2009 NJ NY CT (in thousands) $6,604 $7,912 $9,139 $10,454 $11,477 $11,383 $13,416 $15,153 $18,464 $23,114 $6,688 CAGR of 13.56% CAGR of 13.56% +22% +25%

O U R Y E A R T O S H I N E Our branches have an average of $175 million in deposits per branch We have approximately 706,000 customer deposit accounts, for an average of $32,700 per account 131 total branches, 95 in New Jersey, 27 in New York and 9 in Connecticut 5 proposed branches in various stages of development We have branches located in 10 of the Top 50 Counties in the U.S. in terms of Median Household Income Attractive Branch Network financial strength

O U R Y E A R T O S H I N E

Return on Equity – Capital Deployment



5.8%
5.8%
5.7%
5.6%
5.8%
6.1%
6.4%
6.7%
7.6%
9.3%
10.2%
10.2%
10.2%
10.0%
10.3%
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

19

*Source: SNL Financial Industry-Leading Operational Efficiency Hudson City ranked #1 in efficiency ratio among the 50 largest banks and thrifts by assets at September 30, 2009* Efficiency Ratio at December 31 financial strength O U R Y E A R T O S H I N E 21.5% 20.8% 25.7% 25.7% 22.4% 23.6% 23.8% 23.6% 28.0% 30.6% 28.3% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q 2009

Expense Discipline For the third quarter of 2009 Hudson City's efficiency ratio was 19.18%, the annualized ratio of non-interest expense to average assets was 0.43% Hudson City is an industry leader for both of these ratios Efficient operations means we need to pay only $0.19 to generate $1.00 of earnings This type of efficiency allows us to pay competitive rates on both deposits and loans financial strength O U R Y E A R T O S H I N E

Efficiency + Conservative Credit Underwriting Competitive Pricing + Profit Winning Formula = financial strength O U R Y E A R T O S H I N E

HCBK Ownership Breakdown Institutional Investors Individual Investors Insider Ownership* * Includes Beneficial Ownership of Directors and Executives Officers plus the ESOP Source: NASDAQ Online June 2009 financial strength O U R Y E A R T O S H I N E 66% 24% 10%

F I N A N C I A L S T R E N G T H

results

Overview of Third Quarter 2009 Quarterly earnings of $135.1 million or $0.27 diluted earnings per share Asset growth of $4.73 billion Mortgage loan production of $7.11 billion Deposits increased $4.65 billion during declining rate environment Leverage Capital ratio of 7.66% and total risk-based ratio of 21.27% still shows our institution as well-capitalized Consistent Low Efficiency ratio to 21.5% Enhanced liquidity position due to increased prepayment speeds, deposits growth and growth of securities portfolio results O U R Y E A R T O S H I N E

Third Quarter Comparison results O U R Y E A R T O S H I N E 2009 2008 Net Change Interest income $744,165 $681,317 $62,848 Interest expense 418,708 426,239 -7,531 Net interest income 325,457 255,078 70,379 Non-interest income 2,513 2,181 332 Non-interest expense 62,920 49,423 13,497 Provision 40,000 5,000 35,000 Income before taxes 225,050 202,836 22,214 Tax expense 89,964 80,928 9,036 Net income 135,086 121,908 13,178 Interest rate spread 2.02% 1.70% 0.32% Net interest margin 2.30% 2.08% 0.22% Efficiency ratio 19.18% 19.21% -0.03% ($ in thousands)

Nine Months Comparison as of September 30, 2009 results O U R Y E A R T O S H I N E 2009 2008 Net Change Net income $ 390,668 $ 321,280 $ 69,388 After: Provision for Loan Losses 92,500 10,500 +82,000 FDIC Assessment 23,294 1,784 +21,510 FDIC Special Assessment 21,098 0 +21,098 Tax expense 257,248 210,423 +46,825 394,140 222,707 +171,443 Interest rate spread 2.02% 1.70% 0.32% Net interest margin 2.30% 2.08% 0.22% Efficiency ratio 21.49% 21.21% 0.28% ($ in thousands)

Historical Credit Quality results O U R Y E A R T O S H I N E 2.02% at September 30, 2009 Source for Thrift Index: SNL Financial. 0.90% at September 30, 2009 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q 2009 HCSB NPAs / Total Assets Thrift Index NPAs / Total Assets

Allowance and Provision Process Have followed a systematic disciplined methodology in determining the Allowance for Loan Losses Perform re-appraisals on loans by the time they are 180 days past due, charging-off loans when required Consider the housing market and economic factors before making provision determination This process led us to a $40.0 million provision and $13.2 million in charge-offs for 3Q09 results O U R Y E A R T O S H I N E results

O U R Y E A R T O S H I N E

Provision for Loan Losses and Net Charge-offs

(in thousands)


Charge-Offs
Provision
$36
$500
$606
$2,000
$109
$2,000
$469
$2,500
$694
$3,000
$1,449
$5,000
$1,833
$9,000
$4,675
$20,000
$9,569
$32,500
$13,220
$40,000
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009

31

results

O U R Y E A R T O S H I N E

Earnings Per Share


$0.13
$0.14
$0.15
$0.16
$0.18
$0.22
$0.25
$0.25
$0.26
$0.26
$0.27
1Q2007
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009

32

Dividends Dividend increased to $0.15 versus $0.13 in 3Q2008 We paid a dividend every quarter since going public (41 quarters), increasing it 31 times and never decreasing the dividend 2-for-1 stock split / dividend paid in 2002 3.2-for-1stock split / dividend paid in 2005 (2nd Step) results O U R Y E A R T O S H I N E

Dividends Declared results O U R Y E A R T O S H I N E $0.08 $0.09 $0.09 $0.11 $0.12 $0.13 $0.15 $0.15 $0.15 $0.14 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 4Q2008 1Q2009 2Q2009 3Q2009

"Comp Group" Characteristics Asset Size and Market Capitalization Superior Asset Quality Mortgages underwritten and held on the books Efficiency Ratio less than 25% Average over 58% for largest 50 Banks and Thrifts Did not participate in TARP Paid dividend every quarter since going public Dividend Yield over 4.5% (a/o 11/5/2009) Tangible Common Equity of 8.7% Compounded Annual Growth rate over 20% since going public Increased Earnings each year O U R Y E A R T O S H I N E